Earnings Conference Call • 1 st Quarter 2009 April 23, 2009 EXHIBIT 99.2

Forward-Looking Statements
This presentation includes forward-looking statements.  There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking
statements made herein.   The factors that could cause actual results to differ materially from these forward-looking statements include those discussed in (1) Exelon’s 2008 Annual Report on Form 10-K in (a) ITEM 1A. Risk Factors, (b) ITEM 7. Management’s Discussion and Analysis
of Financial Condition and Results of Operations and (c) ITEM 8. Financial Statements and
Supplementary Data: Note 18; (2) Exelon’s First Quarter 2009 Quarterly Report on Form 10-Q
(to be filed on April 23, 2009) in (a) Part II, Other Information, ITEM 1A. Risk Factors and (b) Part
I, Financial Information, ITEM 1. Financial Statements: Note 13 and (3) other factors discussed in Exelon’s filings with the SEC.  Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this communication.  Exelon does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this communication, except as required by law.
This presentation includes references to adjusted (non-GAAP) operating earnings and non-
GAAP cash flows that exclude the impact of certain factors. We believe that these adjusted operating earnings and cash flows are representative of the underlying operational results of the Companies. Please refer to the attachments to the earnings release and the appendix to this presentation for a reconciliation of adjusted (non-GAAP) operating earnings to GAAP earnings and non-GAAP cash flows to GAAP cash flows.

3 3 Our Sustainable Advantage Remains

Key Financial Messages
Q1 operating results of $1.20/share driven by:
Exceptional nuclear operations – 96.2% capacity factor
Increased electric distribution revenues at ComEd and gas distribution revenues at
PECO due to 2008 rate case decisions
Benefit from Illinois tax ruling
Reduced load in ComEd and PECO service territories
Reaffirming 2009 operating earnings guidance of $4.00-$4.30/share
91-94% of 2009 expected generation hedged
(1)
On track to keep 2009 operating O&M
(2)
costs flat to 2008 at $4.5 billion
Well-positioned in challenging economic times
Strong cash flow from operations
(3)
– forecasted at $5.1 billion for 2009, an increase
of $350 million over original planning assumptions
Completed $250 million PECO bond issuance in Q1 2009 and limited debt maturities in 2009 ($29 million total)
(4)
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to GAAP EPS.
(1) As of February 28, 2009.
(2) Operating O&M excludes Decommissioning impact. ComEd and PECO operating O&M excludes energy efficiency spend recoverable under a rider.
(3) Cash Flow from Operations primarily includes net cash flows provided by operating activities (excluding counterparty collateral activity) and net cash flows used in investing activities other than capital expenditures.
(4) Excludes securitization debt and includes capital leases.

$0.73
$0.91
$0.15
$0.17
$0.17
$0.07
2008 2009
Operating EPS
$1.20
HoldCo/Other
ExGen
PECO
ComEd
1st Quarter (Q1)
$0.93
All Exelon operating companies reported higher quarter over quarter earnings
Refer to Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP) operating EPS to
GAAP EPS.
$0.88 $1.08
GAAP EPS

Exelon Generation
Operating EPS Contribution
2009
2008
Key Drivers – Q1 ’09 vs. Q1 ’08
(1)
Higher nuclear volume due to fewer
nuclear refueling outages: +$0.07
Favorable portfolio/market conditions:
+$0.04
Higher nuclear fuel costs: ($0.01)
Lower O&M costs due to fewer nuclear
refueling outages, partially offset by
higher inflation and pension & OPEB
expense: +$0.03
Activity related to Nuclear
Decommissioning Trust Funds: +$0.01
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
Q1 2009
$0.73
$0.91
34 104 Refueling
13 26 Non-refueling
Q1 2009 Q1 2008 Outage Days

Key Drivers – Q1 ’09 vs. Q1 ’08
(1)
Higher electric distribution rates:
+$0.06
Benefit from Illinois tax ruling: +$0.05
Reduced load: ($0.01)
Higher pension and OPEB expense
largely offset by cost savings
initiatives: ($0.01)
ComEd Operating EPS Contribution
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
Q1 2009
2009
2008
$0.07
$0.17

PECO Operating EPS Contribution
Key Drivers – Q1 ’09 vs. Q1 ’08
(1)
Higher gas distribution rates: +$0.03
Weather: +$0.02
Competitive Transition Charge (CTC)
amortization: ($0.02)
Higher O&M costs primarily due to
bad debt expense: ($0.01)
Reduced load: ($0.01)
2009
2008
(1) Refer to the Earnings Release Attachments for additional details and to the Appendix for a reconciliation of adjusted (non-GAAP)
operating EPS to GAAP EPS
Q1 2009
$0.15
$0.17

ComEd Load Trends
Weather-Normalized Load
Customer Usage by Revenue Class
Key Economic Indicators
Top 380 Customer Usage by Segment
Other
2%
Residential
31%
Small C&I
36%
380 Large
C&I
18%
Other Large
C&I
13%
3% Leisure & Hospitality
9% Trade, Transportation & Utilities
11% Finance, Professional &
Business Services
12% Health & Educational Services
13% Government
52% Manufacturing
Chicago U.S.
Unemployment rate (1) 9.1% 8.5%
Q1 2009 annualized growth in
gross domestic/metro product (2) (5.2%) (4.3%)
1/09 Home price index (3) (16.4%) (19%)
(1)  Source: Illinois Dept. of Employment Security and U.S. Dept. of Labor
(April 2009 reports)
(2) Source: Moody’s Economy.com (April 2009)
(3) Source: S&P Case-Shiller Index
(4) Adjusted for leap year impact
(5) Not adjusted for leap year impact
Q4 2008      Q1 2009 (4) Q1 2009 (5) 2009E (5)
Customer Growth 0.1% (0.2%) (0.2%)         0.2%
Average Use-Per-Customer (0.6%) (1.0%) (2.2%) (1.0%)
Total Residential (0.5%) (1.2%) (2.4%)       (0.8%)
Small C&I (2.9%) (1.3%) (2.4%)       (0.7%)
Large C&I (1.0%) (5.3%) (6.4%)       (2.6%)
All Customer Classes (1.6%) (2.5%) (3.6%)       (1.3%)
Note: C&I = Commercial & Industrial

PECO Load Trends
Other
2%
Other Large
C&I
21%
150 Large
C&I
21%
Small C&I
22%
Residential
34%
Weather-Normalized Electric Load
Q4 2008 Q1 2009 (3) Q1 2009 (4)  2009E (4)
Customer Growth 0.5% 0.1% 0.1% 0.2%
Average Use-Per-Customer (0.9%) 0.1% (1.1%) (0.2%)
Total Residential (0.4%) 0.2%          (1.0%) 0.0%
Small C&I 0.7% 0.0%          (1.2%) (0.8%)
Large C&I (2.4%) (3.3%)         (4.4%) (2.8%)
All Customer Classes (1.1%) (1.1%)         (2.2%) (1.2%)
Customer Usage by Revenue Class
Philadelphia U.S.
Unemployment rate (1) 7.6% 8.5%
Q1 2009 annualized growth in
gross domestic/metro product (2) (4.8%) (4.3%)
Key Economic Indicators
Top 150 Customer Usage by Segment
18% Health & Educational Services
19% Manufacturing
21% Petroleum
3% Retail Trade
4% Other
9% Transportation, Communication
& Utilities
13% Finance, Insurance & Real
Estate
13% Pharmaceuticals
(1)  Source: Moody's Economy.com (March 2009) and U.S Dept. of Labor
(April 2009)
(2)  Source: Moody’s Economy.com (April 2009)
(3)  Adjusted for leap year impact
(4)  Not adjusted for leap year impact

Q1 07 Q1 08 Q1 09
ComEd and PECO Accounts Receivable
>60 days
31-60 days
0-30 days
ComEd Accounts
Receivable
(1)
Through the first quarter of 2009 ComEd has experienced limited deterioration in its accounts receivable aging; PECO has experienced a slight improvement
% of AR
Q1 07 Q1 08 Q1 09
PECO Accounts
Receivable
(1)
% of AR
$785M
$821M
$723M
$811M
$846M
$831M
(1)   Accounts receivable amounts include unbilled receivables and are gross of allowance for uncollectible accounts at
ComEd and PECO and long-term receivables at PECO.
>60 days
31-60 days
0-30 days

2009 Operating Earnings Guidance
2009E 2008A
$0.49
$3.46
$4.20
ComEd
PECO
Exelon
Generation
ComEd distribution revenue
PECO gas revenue
O&M and other
Pension/OPEB
Inflation
Cost reduction initiatives
Bad debt expense
Nuclear fuel costs
Depreciation and amortization
PECO CTC
2009 Earnings Drivers
ComEd
PECO
Exelon
Generation
Holdco Holdco
Exelon
$0.33
Exelon
$4.00 - $4.30
(1)
$0.45 - $0.55
$0.45 - $0.55
$3.10 - $3.35
(1) Adjusted (non-GAAP) Operating Earnings Guidance. Excludes the earnings impact of certain items as disclosed in the Appendix.
Note: A = Actual; E = Estimate
Reaffirming 2009 operating earnings guidance of $4.00-$4.30/share
(1)
-
expect second quarter 2009 results between $0.95 to $1.05/share

Well-Positioned in Near-Term
Economic Uncertainty
• Hedging strategy provides near-term cash flow stability and protects investment-grade balance sheet
• 91-94% and 81-84% of expected generation hedged in 2009 and
2010, respectively
(1)
Risk management
• Proven management team
• Lowest-cost nuclear fleet operator with ~94% annual capacity factor
Best-in-class management /
operations
• Nuclear remains a low-cost generation source
• Improving utilities’ performance and regulatory environment
Basics of business unchanged
• Nation’s largest nuclear fleet ~140,000 GWhs of annual production
Market leader
• Progress made on transition to competitive markets in PA -
PAPUC approved PECO's procurement settlement on April 16th;
initial residential procurement will be held in June 2009
• ComEd on path to financial recovery
• Positively levered to long-term fundamentals
Long-term value in place
• Strong and consistent cash flows from operations
(2)
– $5.1 billion
estimated in 2009
• ~$6.9 billion of available credit facilities as of April 17, 2009
• Completed $250 million PECO bond issuance in Q1 2009
• Total debt maturities of $29 million
(3)
through the end of 2009
Sufficient liquidity
Investment Criteria Exelon Profile
(1) As of February 28, 2009.
(2) Cash Flow from Operations primarily includes net cash flows provided by operating activities (excluding counterparty collateral activity) and net cash flows used in investing activities other than capital expenditures.
(3) Excludes securitization debt and includes capital leases.

14 Appendix

Cost and Capital Management
• Clearly define governance and oversight model
• Optimize the Exelon operational structure to drive efficiency and accountability, reducing complexity and cost
• Provide better visibility on cost drivers and productivity
• Process improvement and focus on high-value work
• Continue to manage capital spending
Driving productivity and cost reduction while maintaining superior operations
We remain committed to holding 2009 O&M flat to 2008, which includes realizing
$150 million of sustainable cost savings this year
$4,500
(2)
$4,500 Exelon Consolidated
(3)
$700 $750 PECO
$1,050 $1,100 ComEd
$2,750 $2,700 Exelon Generation
2009E 2008A O&M Expense
(1)
(in millions)
(1)  Reflects operating O&M data and excludes Decommissioning impact. ComEd and PECO operating O&M exclude energy efficiency spend recoverable under a rider.
(2)  Reflects ~$175 million increase in operating O&M expense from 2008A to 2009E due to higher pension and OPEB expense.
(3)  Exelon Consolidated includes operating O&M expense and Capital Expenditures from Holding Company.
$3,350 $3,200 Exelon Consolidated
(3)
$400 $400 PECO
$875 $950 ComEd
$2,000 $1,750 Exelon Generation
2009E 2008A CapEx
(in millions)

2009 Pension and OPEB Expense and
Contributions
Pension and OPEB Plans Key Metrics – 12/31/08 ($ in millions)
Pension
Assets $6,660
Obligations $10,840
2009E
2008
$85
$210
$160
$210
$80
$90
$163
$155
2009E
2008
(1)  Excludes settlement charges.
(2) Contributions reflect the application of recently issued U.S. Treasury Department guidance and cover both the qualified and non-qualified plans.  Management has not yet made a final decision regarding its 2009 pension contributions and may make additional discretionary contributions based upon final interpretations of the Worker, Retiree and
Employer Recovery Act of 2008.
(3) Management has not yet made a decision regarding its 2009 OPEB contributions.  Approximately $100 million of the estimated 2009 OPEB contributions is discretionary.
Contributions shown above include contributions paid out of corporate assets.
(4)    Assumes a 20% overall capitalization rate for pension and OPEB costs.
Note: OPEB = other postretirement benefits; EROA = expected return on assets
(1)
(2) (3)
OPEB
Assets $1,220
Obligations $3,340
Key Metrics
2008 asset return -26%
12/31/08 discount rate 6.09%
Assumed long-term EROA 8.5%
YTD asset returns
through 3/31/09 -6%
Pre-Tax Expense
$0
$50
$100
$150
$200
$250
Pension OPEB
(4)
Cash Contributions
$0
$50
$100
$150
$200
$250
Pension OPEB

Illinois Power Agency Procurement Plan
• On January 7, 2009, the Illinois
Commerce Commission approved
(1)
, with
minor modifications, the Illinois Power
Agency’s (IPA) proposed procurement
plan filed in September 2008
• In April/May the remaining ComEd 2009-
2010 load (~29% of the total) and a
portion of its 2010-2011 load (~8% of the
total) will be procured through a
procurement event
ComEd files retail generation rates By May 6
Procurement administrator submits
confidential report
By April 30
Bidders qualified to submit bids for
procurement event
April 23
Potential bidders submit qualifying
proposals
April 15 – 20
2009 IPA Procurement Event – Key Dates
Bids due April 29
ICC decision on RFP results and public
release of wholesale energy prices
By May 4
NOTE: Chart is for illustrative purposes only. Assumes constant load profile each year.
Jun
2007
Jun
2008
Jun
2009
Jun
2010
Jun
2011
Jun
2012
Jun
2013
Future Procurement by Illinois
Power Agency
Auction
Contracts
Financial
Swap
3/08
RFP
4/09
RFP
2010
2010
2011 2012
2011
Estimated Volumes to Secure in
2009 IPA Procurement Event (GWh)
Off-Peak Peak Contract Period
2,461
7,673
983
June 2010 – May 2011
5,712
June 2009 – May 2010
The procurement event will include monthly
peak and off-peak standard wholesale block
energy products (in 50 MW blocks) to be
delivered to NiHub
(1) Reference: ICC Docket#08-0519
4/09
RFP

PECO Post-2010 Procurement Plan
PAPUC approved PECO's procurement settlement on April 16
th
;
initial residential procurement will be held in June 2009
Procurement plan for obtaining default service includes a portfolio of full requirements and spot products competitively procured through multiple RFP solicitations
Mitigation plan includes early staggered procurement, voluntary post-rate cap phase-in, gradual phase-out of declining block rate design, customer education, enhanced retail choice program and low-income rate design changes
Default Service
Procurement and
Mitigation Filing
Early Phase-in
Filing
Procurement
Settlement
Early phase-in proposal provides an opt-in program for customers to pre-pay
PAPUC approval in March 2009 allows for enrollment to begin as early as May 2009
80 3 Months Winter On-Peak (5 X 16) (Dec., Jan., Feb.)
130 3 Months Summer On-Peak (5 X 16) (June, July, Aug.)
160
100
50
12 months
24 months
60 months
Baseload (24 X 7)
MW Duration Residential Forward Energy Block Products
90% full requirements with 1-year (70%) and 2-year
(20%) terms; 10% full requirements spot
Small Commercial
(peak demand <100 kW)
Day-ahead hourly priced service; 1-year fixed price
optional service from 1/1/11 to 12/31/11
Large Commercial & Industrial
(peak demand >500 kW)
85% full requirements with 1-year term; 15% full
requirements spot
Medium Commercial
(peak demand >100 but <=500 kW)
75% full requirements with 1-year (30%) and 2-year
(45%) terms; 20% energy block and 5% spot
Residential
Products Customer Class

2009 Projected Sources and Uses of Cash
5,100 2,900 950 1,250 Cash Flow from Operations
(1)
(50) 0 250 (50) Other
(550) 0 (250) (50) Net Financing (excluding Dividend):
(2)
250 0 250 0 Planned Debt Issuances
(3)(4)
Net Financing (excluding Dividend):
(2)
(750) 0 (750) 0 Planned Debt Retirements
(5)
$500 $400 $50 $50 Beginning Cash Balance
(3,350) (2,000) (400) (875) Capital Expenditures
$1,700 $1,300 $350 $375 Cash Available before Dividend
(1,400) Dividend
(6)
$300 Cash Available after Dividend
Exelon
(7) ($ in Millions)
(1) Cash Flow from Operations primarily includes net cash flows provided by operating activities (excluding counterparty collateral activity) and net cash flows used in investing activities other than capital expenditures.
PECO Cash Flow from Operations includes $500M for Competitive Transition Charges.
(2) Net Financing (excluding Dividend) = Net cash flows used in financing activities excluding dividends paid on common and preferred stock.
(3) Excludes Exelon Generation and ComEd tax-exempt bonds that are backed by letters of credit (LOCs), which expire in 2009. Generation and ComEd are currently evaluating whether they will reissue this debt in the variable rate mode with a letter of credit in order to increase the value and marketability of the debt, or reissue the debt and change the interest rate mode of the bonds into a put mode or fixed rate to maturity, which does not require a letter of credit.
(4) Excludes PECO’s Accounts Receivable Agreement with Bank of Tokyo.  Assumes PECO’s A/R Agreement is extended in accordance with its terms beyond September 18, 2009.
(5) Planned Debt Retirements are $17M, $728M, and $12M for ComEd, PECO, and ExGen, respectively.  Includes securitized debt.
(6) Assumes 2009 Dividend of $2.10 per share. Dividends are subject to declaration by the board of directors.
(7) Includes cash flow activity from Holding Company, eliminations, and other corporate entities.

Sufficient Liquidity
(1)  Excludes previous commitment from Lehman Brothers Bank.
(2)  Available Capacity Under Facilities represents the unused bank commitments under the borrower’s credit agreements net of outstanding letters of credit and facility draws.  The amount of commercial paper outstanding does not reduce the available capacity under the credit agreements.
(3)  Includes cash flow activity from Holding Company, eliminations, and other corporate entities.
(50) -- -- (50) Outstanding Facility Draws
(288) (127) (15) (141) Outstanding Letters of Credit
$7,317 $4,834 $574 $952 Aggregate Bank Commitments
(1)
6,979 4,707 559 761 Available Capacity Under Facilities
(2)
(94) -- -- -- Outstanding Commercial Paper
$6,885 $4,707 $559 $761
Available Capacity Less Outstanding
Commercial Paper
Exelon
(3)
($ in Millions)
Exelon has minimal commercial paper outstanding and its bank facilities are largely untapped
Available Capacity Under Bank Facilities as of April 17, 2009

Projected 2009 Key Credit Measures
BBB
A-
BBB+
BBB-
S&P Credit
Ratings (3)
BBB+
A
BBB
BBB+
Fitch Credit
Ratings (3)
A3
A2
Baa2
Baa1
Moody’s Credit
Ratings (3)
3.9x 4.0x FFO / Interest ComEd:
20% 15% FFO / Debt
42% 49% Rating Agency Debt Ratio
3.4x 3.2x FFO / Interest
PECO:
15% 12% FFO / Debt
48% 53% Rating Agency Debt Ratio
23% 45% Rating Agency Debt Ratio
128% 51% FFO / Debt
30.3x 11.5x FFO / Interest
Exelon
Generation:
49%
36%
7.2x
Without PPA &
Pension / OPEB (2)
61% Rating Agency Debt Ratio
24% FFO / Debt
6.0x FFO / Interest Exelon
Consolidated:
With PPA & Pension /
OPEB (1)
Notes: Exelon and PECO metrics exclude securitization debt. See following slide for FFO (Funds from Operations)/Interest, FFO/Debt and Adjusted Book Debt Ratio
reconciliations to GAAP.
(1) Reflects S&P updated guidelines, which include imputed debt and interest related to purchased power agreements (PPA), unfunded pension and other postretirement benefits
(OPEB) obligations, capital adequacy for energy trading, operating lease obligations, and other off-balance sheet debt.  Debt is imputed for estimated pension and OPEB obligations by operating company.
(2) Excludes items listed in note (1) above.
(3) Current senior unsecured ratings for Exelon and Exelon Generation and senior secured ratings for ComEd and PECO as of April 17, 2009. On October 21, 2008, S&P put
Exelon, ComEd, PECO and Exelon Generation on CreditWatch with negative implications. On October 21, 2008, Fitch placed Exelon and Exelon Generation on rating watch negative. On November 12, 2008, Moody’s placed the ratings of Exelon, Exelon Generation and PECO under review for possible downgrade.

FFO Calculation and Ratios
FFO Calculation
= FFO
- PECO Transition Bond Principal Paydown
+ Gain on Sale, Extraordinary Items and Other Non-Cash Items
(3)
+ Change in Deferred Taxes
+ Depreciation, amortization (including nucl fuel amortization), AFUDC/Cap. Interest
Add back non-cash items:
Net Income
Adjusted Interest
FFO + Adjusted Interest
= Adjusted Interest
+ 7% of Present Value (PV) of Operating Leases
+ Interest on imputed debt related to PV of Purchased Power Agreements
(PPA), unfunded Pension and Other Postretirement Benefits (OPEB)
obligations, and Capital Adequacy for Energy Trading
(2)
, as applicable
- PECO Transition Bond Interest Expense
Net Interest Expense (Before AFUDC & Cap. Interest)
FFO Interest Coverage
+ Capital Adequacy for Energy Trading
(2)
FFO
= Adjusted Debt
+ PV of Operating Leases
+ 100% of PV of Purchased Power Agreements
(2)
+ Unfunded Pension and OPEB obligations
(2)
+ A/R Financing
Add off-balance sheet debt equivalents:
- PECO Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Adjusted Debt (1)
FFO Debt Coverage
Rating Agency Capitalization
Rating Agency Debt
Total Adjusted Capitalization
Adjusted Book Debt
= Total Rating Agency Capitalization
+ Off-balance sheet debt equivalents
(2)
Total Adjusted Capitalization
= Rating Agency Debt
+ Off-balance sheet debt equivalents
(2)
Adjusted Book Debt
= Total Adjusted Capitalization
+ Adjusted Book Debt
+ Preferred Securities of Subsidiaries
+ Total Shareholders' Equity
Capitalization:
= Adjusted Book Debt
- Transition Bond Principal Balance
+ STD
+ LTD
Debt:
Debt to Total Cap
Note: Reflects S&P guidelines and company forecast.  FFO and Debt related to non-recourse debt are excluded from the calculations.
(1) Uses current year-end adjusted debt balance.
(2) Includes debt equivalents for A/R Financings, operating lease obligations, imputed debt related to PV of PPAs, underfunded Pension and OPEB obligations, and Capital
Adequacy for Energy Trading.
(3) Reflects depreciation adjustment for PPAs and decommissioning interest income and contributions.

Q1 GAAP EPS Reconciliation
0.08 0.02 - - 0.06 Mark-to-market adjustments from economic hedging activities
(0.06) - - - (0.06)
Unrealized gains & losses related to nuclear decommissioning trust funds
$0.88 $0.00 $0.15 $0.07 $0.66 Q1 2008 GAAP Earnings Per Share
$0.93 $(0.02) $0.15 $0.07 $0.73 2008 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
(0.07) - - - (0.07) 2007 Illinois electric rate settlement
Exelon Other PECO ComEd ExGen Three Months Ended March 31, 2008
NOTE:  All amounts shown are per Exelon share and represent contributions to Exelon's EPS.
(0.05) - - - (0.05)
Unrealized gains & losses related to nuclear decommissioning trust funds
(0.01) (0.01) - - - NRG acquisition costs
(0.03) - - - (0.03) 2007 Illinois electric rate settlement
0.17 - - - 0.17 Mark-to-market adjustments from economic hedging activities
(0.20) - - - (0.20) Impairment of certain generating assets
$1.08 $(0.06) $0.17 $0.17 $0.80 Q1 2009 GAAP Earnings (Loss) Per Share
$1.20 $(0.05) $0.17 $0.17 $0.91 2009 Adjusted (non-GAAP) Operating Earnings (Loss) Per Share
Exelon Other PECO ComEd ExGen Three Months Ended March 31, 2009

2009 Earnings Outlook
• Exelon’s 2009 adjusted (non-GAAP) operating earnings outlook excludes the earnings impacts of the following:
• Mark-to-market adjustments from economic hedging activities
• Unrealized gains and losses from nuclear decommissioning trust fund investments primarily related to the Clinton, Oyster Creek, and Three Mile Island nuclear plants (the former AmerGen Energy Company, LLC units)
• Any significant impairments of assets, including goodwill
• Any changes in decommissioning obligation estimates
• Costs associated with the 2007 Illinois electric rate settlement agreement, including
ComEd’s previously announced customer rate relief programs
• Costs associated with ComEd’s 2007 settlement with the City of Chicago
• Certain costs associated with the proposed offer to acquire NRG Energy, Inc.
• Other unusual items
• Significant future changes to GAAP
• Operating earnings guidance assumes normal weather for the remainder of the year

Important Information
The following slides are intended to provide additional information regarding the hedging program at Exelon Generation and to serve as an aid for the purposes of modeling Exelon
Generation’s gross margin (operating revenues less purchased power and fuel expense). The information on the following slides is not intended to represent earnings guidance or a forecast of future events.  In fact, many of the factors that ultimately will determine Exelon
Generation’s actual gross margin are based upon highly variable market factors outside of our control.  The information on the following slides is as of February 28, 2009. The following slides were originally filed via Form 8-K on April 14, 2009. Going forward, we plan to update the information on a quarterly basis.
Certain information on the following slides is based upon an internal simulation model that incorporates assumptions regarding future market conditions, including power and commodity prices, heat rates, and demand conditions, in addition to operating performance and dispatch characteristics of our generating fleet.  Our simulation model and the assumptions therein are subject to change.  For example, actual market conditions and the dispatch profile of our generation fleet in future periods will likely differ – and may differ significantly – from the assumptions underlying the simulation results included in the slides.
In addition, the forward-looking information included in the following slides will likely change over time due to continued refinement of our simulation model and changes in our views on future market conditions.

Portfolio Management Objective
Align Hedging Activities with Financial Commitments
•
Power Team utilizes several product
types and channels to market
•
Wholesale and retail sales
•
Block products
•
Load-following products
and load auctions
•
Put/call options
• Exelon’s hedging program is designed to
protect the long-term value of our
generating fleet and maintain an
investment-grade balance sheet
• Hedge enough commodity risk to meet future cash
requirements if prices drop
• Consider:  financing policy (credit rating objectives,
capital structure, liquidity); spending (capital and
O&M); shareholder value return policy
• Consider market, credit, operational risk
• Approach to managing volatility
• Increase hedging as delivery approaches
• Have enough supply to meet peak load
• Purchase fossil fuels as power is sold
• Choose hedging products based on generation
portfolio – sell what we own
•
Heat rate options
•
Fuel products
•
Capacity
•
Renewable credits
By design, our hedging program allows us to weather short-term, adverse market conditions while positioning us to participate in long-term upside potential
% Hedged High End of Profit
Low End of Profit
Open Generation
with LT Contracts
Portfolio
Optimization
Portfolio
Management
Portfolio Management Over Time

27 27
Percentage of Expected
Generation Hedged
• How many equivalent MW have been
hedged at forward market prices;  all hedge
products used are converted to an
equivalent average MW volume
• Takes ALL hedges into account whether
they are power sales or financial products
Equivalent MWs Sold
Expected Generation
=
•
Our normal practice is to hedge commodity risk on a ratable basis over the three years leading to the spot market
• Carry operational length into spot market to manage forced outage and load-following risks
• By using the appropriate product mix, expected generation hedged approaches the mid-90s percentile as the delivery period approaches
• Participation in larger procurement events, such as utility auctions, and some flexibility in the timing of hedging may mean the hedge program is not strictly ratable from quarter to quarter
Exelon Generation Hedging Program

28 28
Open gross margin assumes all expected generation is
sold at the Reference Prices listed below
2009 2010 2011
Estimated Open Gross Margin (millions)
(1,2)
$5,450 $5,900 $6,350
Reference Prices
(1)
Henry Hub Natural Gas ($/MMBtu)
NI-Hub ATC Energy Price ($/MWh)
PJM-W ATC Energy Price ($/MWh)
ERCOT North ATC Spark Spread ($/MWh)
(3)
$4.71
$30.63
$45.08
($1.08)
$6.08
$31.64
$50.35
($0.99)
$6.69
$36.93
$54.18
$0.36
(1) Based on February 28, 2009 market conditions.
(2) Gross margin is defined as operating revenues less fuel expense and purchased power expense, excluding the impact of decommissioning and other incidental revenues. Open gross margin is estimated based upon an internal model that is developed by dispatching our expected generation to current market power and fossil fuel prices.  Open gross margin assumes there is no hedging in place other than fixed assumptions for capacity cleared in the RPM auctions and uranium costs for nuclear power plants. Open gross margin contains assumptions for other gross margin line items such as various ISO bill and ancillary revenues and costs and PPA capacity payments.  The estimation of open gross margin incorporates management discretion and modeling assumptions that are subject to change.
(3) ERCOT North ATC spark spread using Houston Ship Channel Gas, 7,200 heat rate, $2.50 variable O&M.
Exelon Generation Open Gross Margin and
Reference Prices

29 29
(1) Expected generation represents the amount of energy estimated to be generated or purchased through owned or contracted for capacity. Expected generation is based upon a simulated dispatch model that makes assumptions regarding future market conditions,which are calibrated to market quotes for power, fuel, load following products, and options.
Expected generation assumes 10 refueling outages in 2009 and 2010 and 11 refueling outages in 2011 at Exelon-operated nuclear plants and Salem.  Expected generation assumes capacity factors of 93.3%, 92.7% and 92.8% in 2009, 2010 and 2011 at Exelon-operated nuclear plants. These estimates of expected generation in 2010 and 2011 do not represent guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years.
(2) Percent of expected generation hedged is the amount of equivalent sales divided by the expected generation.  Includes all hedging products, such as wholesale and retail sales of power, options, and swaps.  Uses expected value on options.
(3) Effective realized energy price is representative of an all-in hedged price, on a per MWh basis, at which expected generation has been hedged.  It is developed by considering the energy revenues and costs associated with our hedges and by considering the fossil fuel that has been purchased to lock in margin. It excludes uranium costs and RPM capacity revenue, but includes the mark-to-market value of capacity contracted at prices other than RPM clearing prices including our load obligations. It can be compared with the reference prices used to calculate open gross margin in order to determine the mark-to-market value of Exelon Generation's energy hedges.
2009 2010 2011
Expected Generation (GWh)
(1)
170,500 166,100 167,500
Midwest 99,400 96,900 98,500
Mid-Atlantic 57,500 58,500 58,100
South 13,600 10,700 10,900
Percentage of Expected Generation Hedged
(2)
91-94% 81-84% 40-43%
Midwest 93-96 79-82 49-52
Mid-Atlantic 93-96 91-94 27-30
South 67-70 39-42 14-17
Effective Realized Energy Price ($/MWh)
(3)
Midwest $48.00 $48.00 $47.25
Mid-Atlantic $37.00 $37.50 $71.25
ERCOT North ATC Spark Spread $3.75 $5.00 $7.00
Generation Profile

30 30
Gross Margin Sensitivities with Existing Hedges (millions)
(1)
Henry Hub Natural Gas
+ $1/MMBtu
- $1/MMBtu
NI-Hub ATC Energy Price
+$5/MWH
-$5/MWH
PJM-W ATC Energy Price
+$5/MWH
-$5/MWH
Nuclear Capacity Factor
+1% / -1%
2009
$18
($4)
$10
($9)
$20
($18)
+/-$40
2010
$70
($50)
$115
($115)
$30
($30)
+/-$50
2011
$420
($390)
$265
($265)
$230
($230)
+/-$50
Exelon Generation Gross Margin Sensitivities
(with Existing Hedges)
(1)  Based on February 28, 2009 market conditions and hedged position. Gas price sensitivities are based on an assumed gas-power relationship derived from an internal model that is updated periodically. Power prices sensitivities are derived by adjusting the power price assumption while keeping all other prices inputs constant. Due to correlation of the various assumptions, the hedged gross margin impact calculated by aggregating individual sensitivities may not be equal to the hedged gross margin impact calculated when correlations between the various assumptions are also considered.

31 31
95% case
5% case
$6,800
$6,500
$5,800
$6,900
$6,100
$8,900
Exelon Generation Gross Margin Upside / Risk
(with Existing Hedges)
$4,000
$5,000
$6,000
$7,000
$8,000
$9,000
$10,000
2009 2010 2011
(1)  Represents an approximate range of expected gross margin, taking into account hedges in place, between the 5th and 95th percent confidence levels.  Approximate gross margin ranges are based upon an internal simulation model and are subject to change based upon market inputs, future transactions and potential modeling changes. These ranges of approximate gross margin in 2010 and 2011 do not represent earnings guidance or a forecast of future results as Exelon has not completed its planning or optimization processes for those years. The price distributions that generate this range are calibrated to market quotes for power, fuel, load following products, and options as of February 28, 2009.

32 32
Midwest Mid-Atlantic ERCOT
Step 1 Start with fleetwide open gross margin
$5.45 billion
Step 2 Determine the mark-to-market value
of energy hedges
99,400GWh * 94% *
($48.00/MWh-$30.63/MWh)
= $1.6 billion
57,500GWh * 94% *
($37.00/MWh-$45.08/MWh)
= ($0.4 billion)
13,600GWh * 68% *
($3.75/MWh-($1.08)/MWh)
= $0.0 billion
Step 3 Estimate hedged gross margin by
adding open gross margin to mark-to-
market value of energy hedges
Open gross margin:                              $5.45 billion
MTM value of energy hedges: $1.6 billion + ($0.4 billion) + $0.0 billion
Estimated hedged gross margin:          $6.65 billion
Illustrative Example
of Modeling Exelon Generation 2009 Gross Margin (with Existing Hedges)

70
80
90
100
110
120
130
140
150
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
20
30
40
50
60
70
80
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
35
45
55
65
75
85
95
105
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
5.5
6.5
7.5
8.5
9.5
10.5
11.5
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
33
Market Price Snapshot
Forward NYMEX Natural Gas
PJM-West and Ni-Hub On-Peak Forward Prices
PJM-West and Ni-Hub Wrap Forward Prices
2010
2011
Rolling 12 months, as of April 17, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.
Forward NYMEX Coal
$6.07
$6.88
2010
2011
$58.56
$65.00
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
2010 Ni-Hub
2011 Ni-Hub
2011 PJM-West
2010 PJM-West
$59.04
$65.20
$41.66
$23.22
$47.21
$24.11
$40.50
$43.03

34
6
7
8
9
10
11
12
13
14
15
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
8
8.2
8.4
8.6
8.8
9
9.2
9.4
9.6
9.8
10
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
45
50
55
60
65
70
75
80
85
90
95
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
5
6
7
8
9
10
11
4/08 5/08 6/08 7/08 8/08 9/08 10/08 11/08 12/08 1/09 2/09 3/09 4/09
34
Market Price Snapshot
2011
2010
2010
2011
2010
2011
Houston Ship Channel Natural Gas
Forward Prices
ERCOT North On-Peak Forward Prices
ERCOT North On-Peak v. Houston Ship Channel
Implied Heat Rate
2010
2011
ERCOT North On Peak Spark Spread
Assumes a 7.2 Heat Rate, $1.50 O&M, and $.15 adder
$5.75
$6.58
$59.74
$51.31
$8.92
$9.08
$7.32
$9.77
Rolling 12 months, as of April 17, 2009. Source: OTC quotes and electronic trading system. Quotes are daily.